EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Golden Enterprises, Inc. (the Company) on Form 10-K for the fiscal year ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John H. Shannon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2003

/s/_John_H._Shannon_______________________
John H. Shannon
Vice-President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Golden Enterprises, Inc. and will be retained by Golden Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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